UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 24, 2013

Move, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26659	95-4438337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Almaden Boulevard, Suite 800
San Jose, California 95113

 (Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code:  (408) 558-7100

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement.

On July 24, 2013, Move, Inc. (the “Company”), together with its subsidiary, RealSelect, Inc. (“RealSelect”), and National Association of REALTORS (the “NAR”), together with its subsidiary, Realtors Information Network, Inc. (“RIN”), entered into an agreement (the “2013 Agreement”) modifying certain provisions of the Operating Agreement entered into by and between RealSelect and RIN on November 26, 1996 (the “Operating Agreement”). The Operating Agreement is listed in the Company’s annual report on Form 10-K for the 2012 fiscal year (filed on February 22, 2013), as entry no. 10.01.1 of Item 15 — Exhibits and Financial Statement Schedules.  RealSelect operates the realtor.com® website (the “Site”) pursuant to the Operating Agreement. The 2013 Agreement is effective as of July 24, 2013.

The Company’s relationship with the NAR extends beyond the Operating Agreement and its primary subject matter, the realtor.com® website: the NAR, as indicated in the Company’s Proxy Statement filed April 25, 2013, is a holder of common stock in the Company and is the holder of the Company’s sole share of Series A preferred stock; it has the right to name one of the Company’s directors; and it is important in the context of certain risk factors as disclosed in the Company’s annual report on Form 10-K for the 2012 fiscal year (filed on February 22, 2013) and in each of the Company’s subsequent quarterly reports on Form 10-Q.

The 2013 Agreement provides, among other things, that RealSelect may include on the Site new homes and new home communities listings, apartment listings regardless of the size of multi-unit communities and including single-unit listings, and other listing content without restriction as to its source.

The foregoing summary is qualified in its entirety by the full text of the 2013 Agreement attached as Exhibit 10.1 to this current report.

The 2013 Agreement is a result of resolutions adopted by the Board of Directors of the NAR on July 24, 2013, including as follows (references to “Operator” are references to RealSelect).

•                  Provide the Operator with the ability to obtain listings from entities that are not REALTOR® owned and controlled

•                  Provide the Operator with the ability to obtain listings from brokers who are not REALTORS®

•                  Allow the display of unlisted new homes and new home communities

•                  Allow the display of unlisted properties that are for rent

•                  Provide the operator with the ability to identify:

•                  properties where notice of default has been recorded,

•                  auctions of distressed properties,

•                  short sales,

•                  foreclosures, and

•                  bank owned properties,

unless the listing broker objects.

The Company has also attached, as Exhibit 99.1 to this current report, a press release issued on July 24, 2013, by the Company (together with the NAR) regarding the 2013 Agreement and the above resolutions.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

10.1	Amendment dated July 24, 2013, to the Operating Agreement entered into by and between RealSelect and RIN on November 26, 1996.

99.1	Press release announcing the adoption of resolutions by the Board of Directors of the National Association of REALTORS®.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVE, INC.

Date: July 24, 2013
	By:	/s/ Rachel C. Glaser
Rachel C. Glaser

Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment dated July 24, 2013, to the Operating Agreement entered into by and between RealSelect and RIN on November 26, 1996

99.1	Press release announcing the adoption of resolutions by the Board of Directors of the National Association of REALTORS®